UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2015 (July 31, 2015)

CHART ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35762	45-28532218
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o The Chart Group, L.P. 555 5th Avenue 19th Floor New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-350-8205

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On July 31, 2015, Chart Acquisition Corp. (the “Company”) consummated the previously announced business combination (the “Business Combination”) providing for the combination of the Company and Tempus Applied Solutions, LLC (“Tempus”) under a new holding company called Tempus Applied Solutions Holdings, Inc. (“Tempus Holdings”) in accordance with the Agreement and Plan of Merger, dated as of January 5, 2015 (as amended, the “Merger Agreement”), by and among Tempus, each of the members of Tempus named therein (the “Members”), the Members’ Representative named therein, the Company, Tempus Holdings, Chart Merger Sub Inc., TAS Merger Sub LLC, Chart Financing Sub Inc., TAS Financing Sub Inc., the Chart Representative named therein, and, for the limited purposes set forth therein, the Warrant Offerors named therein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 31, 2015, the Company held a special meeting of its stockholders (the “Special Meeting”) for the following purposes:

(1) to consider and vote upon a proposal to approve the Merger Agreement providing for the Business Combination (the “Business Combination Proposal”);

(2) to consider and vote upon a proposal to approve and adopt the Tempus Applied Solutions Holdings, Inc. 2015 Omnibus Equity Incentive Plan (the “Incentive Plan Proposal”); and

(3) to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Business Combination Proposal or the Incentive Plan Proposal (the “Adjournment Proposal” and, together with the Business Combination Proposal and the Incentive Plan Proposal, the “Proposals”).

There were 5,077,529 shares of common stock of the Company issued and outstanding on July 2, 2015, the record date for the Special Meeting. At the Special Meeting there were 4,985,780 shares voted by proxy or in person. The affirmative vote of a majority of the votes cast by stockholders present in person or represented by proxy at the Special Meeting was required to approve each of the Proposals. The number of shares of Common Stock presented for redemption was 2,808,329. The results for each matter were as follows:

Business Combination Proposal

●	The Company’s stockholders approved the Business Combination Proposal, based on the following votes:

Votes For	Votes Against	Abstentions
4,985,780	0	0

Incentive Plan Proposal

●	The Company’s stockholders approved the Incentive Plan Proposal, based on the following votes:

Votes For	Votes Against	Abstentions
4,785,780	200,000	0

Adjournment Proposal

●	The Company’s stockholders approved the Adjournment Proposal, based on the following votes:

Votes For	Votes Against	Abstentions
4,785,780	200,000	0

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Item 8.01.	Other Events.

On August 3, 2015, the Company issued a press release announcing the consummation of the Business Combination. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated August 3, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHART ACQUISITION CORP.

Date: August 3, 2015	/s/ Michael LaBarbera
Name: Michael LaBarbera
Title: Chief Financial Officer

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